Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	April 16, 2018

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES FIRST QUARTER RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for quarter ended March 31, 2018.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) for the initial quarter of 2018 were $2.23, up from $2.12 in the similar 2017 quarter and $2.01 in the fourth quarter of 2017.  GAAP-basis net income in the recent quarter aggregated $353 million, compared with $349 million in the first quarter of 2017 and $322 million recorded in the final 2017 quarter. GAAP-basis net income for the first quarter of 2018 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.22% and 9.15%, respectively, compared with 1.15% and 8.89%, respectively, in the year-earlier quarter and 1.06% and 8.03%, respectively, in the fourth quarter of 2017.

During the recent quarter, M&T increased its reserve for litigation matters by $135 million to reflect the status of pre-existing litigation. That increase, on an after-tax basis, reduced net income by $102 million, or $.68 of diluted earnings per common share. In addition, income tax expense in the first quarter of 2018 reflects the reduction of the corporate Federal income tax rate from 35% to 21% by the Tax Cuts and Jobs Act (“the Tax Act”) that was enacted on December 22, 2017. Incremental income tax expense recorded in the fourth quarter of 2017 related to provisions of the Tax Act was $85 million, representing $.56 of diluted earnings per common share.

Darren J. King, Executive Vice President and Chief Financial Officer, commented on M&T’s financial performance, “M&T’s results for the first quarter reflected several positive factors – a continued widening of the net interest margin, favorable credit results, and limited core expense growth. We continued with our capital plan by repurchasing $721 million of common stock during the quarter, while maintaining our regulatory capital levels far in excess of minimum requirements. M&T is off to a good start in 2018.”

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M&T BANK CORPORATION

Earnings Highlights

				Change 1Q18 vs.
($ in millions, except per share data)	1Q18	1Q17	4Q17	1Q17	4Q17

Net income	$353	$349	$322	1%	9%
Net income available to common shareholders - diluted	$333	$329	$302	1%	10%
Diluted earnings per common share	$2.23	$2.12	$2.01	5%	11%
Annualized return on average assets	1.22%	1.15%	1.06%
Annualized return on average common equity	9.15%	8.89%	8.03%

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $2.26 in the first quarter of 2018, $2.15 in the year-earlier quarter and $2.04 in the fourth quarter of 2017.  Net operating income for the first three months of 2018 was $357 million, compared with $354 million in the year-earlier period and $327 million in the final quarter of 2017. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income was 1.28% and 13.51%, respectively, in the recent quarter, compared with 1.21% and 13.05%, respectively, in the initial quarter of  2017 and 1.12% and 11.77%, respectively, in the fourth quarter of 2017.

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis aggregated $980 million in the first quarter of 2018, up 6% from $922 million in the first three months of 2017. That growth resulted from a widening of the net interest margin to 3.71% in the recent quarter from 3.34% in the initial 2017 quarter. The widening was offset, in part, by lower average earning assets of $4.8 billion, including a decline in average loans and leases of $2.0 billion, as compared with the year-earlier quarter. Taxable-equivalent net interest income in the fourth quarter of 2017 was also $980 million. A 15 basis point widening of the net interest margin in the recent quarter was offset by a decline in average earning assets of $2.2 billion as compared with the final 2017 quarter. Average loans and leases in the recent quarter were little changed from the fourth quarter of 2017.

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M&T BANK CORPORATION

Taxable-equivalent Net Interest Income

				Change 1Q18 vs.
($ in millions)	1Q18	1Q17	4Q17	1Q17	4Q17

Average earning assets	$107,231	$112,008	$109,412	-4%	-2%
Net interest income - taxable-equivalent	$980	$922	$980	6%	—
Net interest margin	3.71%	3.34%	3.56%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $43 million in the initial 2018 quarter, compared with $55 million in the corresponding 2017 quarter and $31 million in 2017’s fourth quarter. Net charge-offs of loans were $41 million during the recent quarter, compared with $43 million and $27 million in the first and fourth quarters of 2017, respectively.  Expressed as an annualized percentage of average loans outstanding, net charge-offs were .19% in each of the first quarters of 2018 and 2017 and .12% in the fourth quarter of 2017.

Loans classified as nonaccrual totaled $865 million or .99% of total loans outstanding at March 31, 2018, improved from $927 million or 1.04% a year earlier and $883 million or 1.00% at December 31, 2017. Assets taken in foreclosure of defaulted loans were $101 million at March 31, 2018, compared with $119 million at March 31, 2017 and $112 million at December 31, 2017.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $1.02 billion or 1.16% of loans outstanding at each of March 31, 2018 and December 31, 2017, compared with $1.00 billion or 1.12% at March 31, 2017.

Asset Quality Metrics

				Change 1Q18 vs.
($ in millions)	1Q18	1Q17	4Q17	1Q17	4Q17

At end of quarter
Nonaccrual loans	$865	$927	$883	-7%	-2%
Real estate and other foreclosed assets	$101	$119	$112	-15%	-9%
Total nonperforming assets	$966	$1,046	$995	-8%	-3%
Accruing loans past due 90 days or more (1)	$235	$280	$244	-16%	-4%
Nonaccrual loans as % of loans outstanding	.99%	1.04%	1.00%

Allowance for credit losses	$1,020	$1,001	$1,017	2%	—
Allowance for credit losses as % of loans outstanding	1.16%	1.12%	1.16%

For the period
Provision for credit losses	$43	$55	$31	-22%	39%
Net charge-offs	$41	$43	$27	-5%	49%
Net charge-offs as % of average loans (annualized)	.19%	.19%	.12%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

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M&T BANK CORPORATION

Noninterest Income and Expense.  Noninterest income totaled $459 million in the recent quarter, compared with $447 million in the first quarter of 2017 and $484 million in the final quarter of 2017.  The recent quarter’s improvement as compared with the initial 2017 quarter reflects higher trust income and a $23 million distribution from Bayview Lending Group LLC (“BLG”), partially offset by unrealized losses on investments in equity securities that, beginning in 2018, are reflected in the income statement. As compared with the fourth quarter of 2017, the recent quarter’s distribution from BLG was more than offset by a decline in mortgage banking revenues and gains realized from the sale of investment securities in 2017.

Noninterest Income

				Change 1Q18 vs.
($ in millions)	1Q18	1Q17	4Q17	1Q17	4Q17

Mortgage banking revenues	$87	$85	$96	3%	-9%
Service charges on deposit accounts	105	104	108	1%	-2%
Trust income	131	120	130	9%	1%
Brokerage services income	13	17	13	-23%	5%
Trading account and foreign exchange gains	5	10	10	-52%	-56%
Gain (loss) on bank investment securities	(9)	—	21	—	—
Other revenues from operations	127	111	106	14%	19%
Total other income	$459	$447	$484	3%	-5%

Noninterest expense totaled $933 million in the first quarter of 2018, $788 million in the year-earlier quarter and $796 million in the fourth quarter of 2017.  Excluding expenses considered to be nonoperating in nature, such as amortization of core deposit and other intangible assets, noninterest operating expenses were $927 million in the recent quarter, $779 million in the year-earlier period and $789 million in 2017’s final quarter. The most significant factor associated with the rise in noninterest operating expenses in the recent quarter as compared with the earlier quarters was a $135 million increase in the reserve for litigation matters. The increase in noninterest operating expenses from the fourth quarter of 2017 also reflected seasonally higher stock-based compensation and employee benefits expenses, partially offset by a decrease in contributions to The M&T Charitable Foundation.

Noninterest Expense

				Change 1Q18 vs.
($ in millions)	1Q18	1Q17	4Q17	1Q17	4Q17

Salaries and employee benefits	$463	$450	$403	3%	15%
Equipment and net occupancy	75	74	71	1%	5%
Outside data processing and software	49	44	50	9%	-3%
FDIC assessments	20	29	24	-30%	-15%
Advertising and marketing	16	16	19	1%	-16%
Printing, postage and supplies	9	10	9	-4%	9%
Amortization of core deposit and other intangible assets	7	9	7	-21%	-6%
Other costs of operations	294	156	213	88%	38%
Total other expense	$933	$788	$796	18%	17%

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M&T BANK CORPORATION

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio was 64.0% in the first quarter of 2018, 56.9% in the year-earlier quarter and 54.7% in the fourth quarter of 2017.

Balance Sheet.  M&T had total assets of $118.6 billion at March 31, 2018, compared with $123.2 billion at March 31, 2017. Loans and leases, net of unearned discount, were $87.7 billion at March 31, 2018 and $89.3 billion a year earlier. That decrease reflects the continuing repayment of acquired residential mortgage loans. Loans and leases outstanding at December 31, 2017 were $88.0 billion. The decline from the 2017 year-end to March 31, 2018 reflected acquired residential mortgage loan repayments, partially offset by growth in commercial real estate loans. Total deposits were $90.9 billion at the recent quarter-end, compared with $97.0 billion at March 31, 2017, largely the result of lower time and trust-related deposits. Deposits outstanding at December 31, 2017 totaled $92.4 billion.

Total shareholders' equity was $15.7 billion at March 31, 2018 and $16.2 billion a year earlier, representing 13.24% and 13.16%, respectively, of total assets.  Common shareholders' equity was $14.5 billion, or $98.60 per share, at March 31, 2018, compared with $15.0 billion, or $97.40 per share, a year-earlier.  Tangible equity per common share was $66.99 at March 31, 2018, compared with $67.16 at March 31, 2017.  Common shareholders’ equity per share and tangible equity per common share were $100.03 and $69.08, respectively, at December 31, 2017.  In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common Equity Tier 1 to risk-weighted assets under regulatory capital rules was approximately 10.59% at March 31, 2018.

In accordance with its capital plan, M&T repurchased 3,783,282 shares of its common stock during the initial 2018 quarter at a total cost of $721 million.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss first quarter financial results today at 11:00 a.m. Eastern Time.  Those wishing to participate in the call may dial (877) 780-2276.  International participants, using any applicable international calling codes, may dial (973) 582-2700.  Callers should reference M&T Bank Corporation or the conference ID #4268699.  The conference call will be webcast live through M&T's website at http://ir.mandtbank.com/events.cfm. A replay of the call will be available through Friday, April 27, 2018 by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to ID #4268699.  The event will also be archived and available by 7:00 p.m. today on M&T's website at http://ir.mandtbank.com/events.cfm.

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M&T BANK CORPORATION

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

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M&T BANK CORPORATION

Financial Highlights

	Three months ended
	March 31
Amounts in thousands, except per share	2018	2017	Change
Performance
Net income	$352,610	348,927	1%
Net income available to common shareholders	332,749	328,567	1%
Per common share:
Basic earnings	$2.24	2.13	5%
Diluted earnings	2.23	2.12	5%
Cash dividends	$.75	.75	—
Common shares outstanding:
Average - diluted (1)	148,905	154,949	-4%
Period end (2)	146,799	153,781	-5%
Return on (annualized):
Average total assets	1.22%	1.15%
Average common shareholders' equity	9.15%	8.89%
Taxable-equivalent net interest income	$980,326	922,259	6%
Yield on average earning assets	4.11%	3.67%
Cost of interest-bearing liabilities	.64%	.52%
Net interest spread	3.47%	3.15%
Contribution of interest-free funds	.24%	.19%
Net interest margin	3.71%	3.34%
Net charge-offs to average total net loans (annualized)	.19%	.19%
Net operating results (3)
Net operating income	$357,498	354,035	1%
Diluted net operating earnings per common share	2.26	2.15	5%
Return on (annualized):
Average tangible assets	1.28%	1.21%
Average tangible common equity	13.51%	13.05%
Efficiency ratio	63.98%	56.93%

	At March 31
Loan quality	2018	2017	Change
Nonaccrual loans	$864,671	926,675	-7%
Real estate and other foreclosed assets	101,514	119,155	-15%
Total nonperforming assets	$966,185	1,045,830	-8%
	0	-
Accruing loans past due 90 days or more (4)	$235,325	280,019	-16%

Government guaranteed loans included in totals above:
Nonaccrual loans	$36,618	39,610	-8%
Accruing loans past due 90 days or more	223,611	252,552	-11%
	-	-	0%
Renegotiated loans	$226,829	191,343	19%
	0	-
Accruing loans acquired at a discount past due 90 days or more (5)	$49,349	63,732	-23%

Purchased impaired loans (6):
Outstanding customer balance	$643,124	890,431	-28%
Carrying amount	378,000	552,935	-32%
	0	0	-
Nonaccrual loans to total net loans	.99%	1.04%

Allowance for credit losses to total loans	1.16%	1.12%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 14.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Amounts in thousands, except per share	2018	2017	2017	2017	2017
Performance
Net income	$352,610	322,403	355,923	381,053	348,927
Net income available to common shareholders	332,749	302,486	335,804	360,662	328,567
Per common share:
Basic earnings	$2.24	2.01	2.22	2.36	2.13
Diluted earnings	2.23	2.01	2.21	2.35	2.12
Cash dividends	$.75	.75	.75	.75	.75
Common shares outstanding:
Average - diluted (1)	148,905	150,348	151,691	153,276	154,949
Period end (2)	146,799	150,112	151,291	152,539	153,781
Return on (annualized):
Average total assets	1.22%	1.06%	1.18%	1.27%	1.15%
Average common shareholders' equity	9.15%	8.03%	8.89%	9.67%	8.89%
Taxable-equivalent net interest income	$980,326	980,457	965,962	946,936	922,259
Yield on average earning assets	4.11%	3.93%	3.89%	3.79%	3.67%
Cost of interest-bearing liabilities	.64%	.59%	.57%	.52%	.52%
Net interest spread	3.47%	3.34%	3.32%	3.27%	3.15%
Contribution of interest-free funds	.24%	.22%	.21%	.18%	.19%
Net interest margin	3.71%	3.56%	3.53%	3.45%	3.34%
Net charge-offs to average total net loans (annualized)	.19%	.12%	.11%	.20%	.19%
Net operating results (3)
Net operating income	$357,498	326,664	360,658	385,974	354,035
Diluted net operating earnings per common share	2.26	2.04	2.24	2.38	2.15
Return on (annualized):
Average tangible assets	1.28%	1.12%	1.25%	1.33%	1.21%
Average tangible common equity	13.51%	11.77%	13.03%	14.18%	13.05%
Efficiency ratio	63.98%	54.65%	56.00%	52.74%	56.93%

	March 31,	December 31,	September 30,	June 30,	March 31,
Loan quality	2018	2017	2017	2017	2017
Nonaccrual loans	$864,671	882,598	869,362	872,374	926,675
Real estate and other foreclosed assets	101,514	111,910	110,515	104,424	119,155
Total nonperforming assets	$966,185	994,508	979,877	976,798	1,045,830
Accruing loans past due 90 days or more (4)	$235,325	244,405	261,288	265,461	280,019
Government guaranteed loans included in totals above:
Nonaccrual loans	$36,618	35,677	34,687	39,296	39,610
Accruing loans past due 90 days or more	223,611	235,489	252,072	235,227	252,552
Renegotiated loans	$226,829	221,513	226,672	221,892	191,343
Accruing loans acquired at a discount past due 90 days or more (5)	$49,349	47,418	56,225	57,498	63,732
Purchased impaired loans (6):
Outstanding customer balance	$643,124	688,091	779,340	838,476	890,431
Carrying amount	378,000	410,015	466,943	512,393	552,935
Nonaccrual loans to total net loans	.99%	1.00%	.99%	.98%	1.04%
Allowance for credit losses to total loans	1.16%	1.16%	1.15%	1.13%	1.12%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended
	March 31
Dollars in thousands	2018	2017	Change
Interest income	$1,082,150	1,006,033	8%
Interest expense	106,633	91,773	16
Net interest income	975,517	914,260	7
Provision for credit losses	43,000	55,000	-22
Net interest income after provision for credit losses	932,517	859,260	9
Other income
Mortgage banking revenues	87,306	84,692	3
Service charges on deposit accounts	105,115	104,176	1
Trust income	131,375	120,015	9
Brokerage services income	13,392	17,384	-23
Trading account and foreign exchange gains	4,637	9,691	-52
Gain (loss) on bank investment securities	(9,431)	—	—
Other revenues from operations	126,302	110,887	14
Total other income	458,696	446,845	3
Other expense
Salaries and employee benefits	463,428	449,741	3
Equipment and net occupancy	74,797	74,366	1
Outside data processing and software	48,429	44,301	9
FDIC assessments	20,280	28,827	-30
Advertising and marketing	16,248	16,110	1
Printing, postage and supplies	9,319	9,708	-4
Amortization of core deposit and other intangible assets	6,632	8,420	-21
Other costs of operations	294,211	156,379	88
Total other expense	933,344	787,852	18
Income before income taxes	457,869	518,253	-12
Applicable income taxes	105,259	169,326	-38
Net income	$352,610	348,927	1%

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M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Dollars in thousands	2018	2017	2017	2017	2017
Interest income	$1,082,150	1,074,139	1,057,210	1,030,413	1,006,033
Interest expense	106,633	102,689	100,076	92,213	91,773
Net interest income	975,517	971,450	957,134	938,200	914,260
Provision for credit losses	43,000	31,000	30,000	52,000	55,000
Net interest income after provision for credit losses	932,517	940,450	927,134	886,200	859,260
Other income
Mortgage banking revenues	87,306	96,235	96,737	86,163	84,692
Service charges on deposit accounts	105,115	107,783	109,356	106,057	104,176
Trust income	131,375	129,669	124,900	126,797	120,015
Brokerage services income	13,392	12,768	14,676	16,617	17,384
Trading account and foreign exchange gains	4,637	10,468	7,058	8,084	9,691
Gain (loss) on bank investment securities	(9,431)	21,296	—	(17)	—
Other revenues from operations	126,302	105,834	106,702	117,115	110,887
Total other income	458,696	484,053	459,429	460,816	446,845
Other expense
Salaries and employee benefits	463,428	402,394	398,605	398,054	449,741
Equipment and net occupancy	74,797	71,363	75,558	73,797	74,366
Outside data processing and software	48,429	50,033	45,761	44,575	44,301
FDIC assessments	20,280	23,722	23,969	25,353	28,827
Advertising and marketing	16,248	19,366	17,403	16,324	16,110
Printing, postage and supplies	9,319	8,563	8,732	8,957	9,708
Amortization of core deposit and other intangible assets	6,632	7,025	7,808	8,113	8,420
Other costs of operations	294,211	213,347	228,189	175,462	156,379
Total other expense	933,344	795,813	806,025	750,635	787,852
Income before income taxes	457,869	628,690	580,538	596,381	518,253
Applicable income taxes	105,259	306,287	224,615	215,328	169,326
Net income	$352,610	322,403	355,923	381,053	348,927

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M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	March 31
Dollars in thousands	2018	2017	Change
ASSETS
Cash and due from banks	$1,291,664	1,286,962	—%
Interest-bearing deposits at banks	6,135,434	6,945,149	-12
Federal funds sold	1,000	—	—
Trading account	141,134	174,854	-19
Investment securities	14,066,564	15,968,415	-12
Loans and leases:
Commercial, financial, etc.	21,697,522	22,295,376	-3
Real estate - commercial	33,753,506	33,071,654	2
Real estate - consumer	18,960,946	21,724,491	-13
Consumer	13,298,775	12,221,481	9
Total loans and leases, net of unearned discount	87,710,749	89,313,002	-2
Less: allowance for credit losses	1,019,671	1,001,430	2
Net loans and leases	86,691,078	88,311,572	-2
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	64,957	94,535	-31
Other assets	5,637,881	5,848,652	-4
Total assets	$118,622,824	123,223,251	-4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,817,516	34,279,591	-7%
Interest-bearing deposits	58,851,050	62,570,167	-6
Deposits at Cayman Islands office	278,064	192,763	44
Total deposits	90,946,630	97,042,521	-6
Short-term borrowings	1,626,129	185,102	—
Accrued interest and other liabilities	1,749,320	1,694,905	3
Long-term borrowings	8,591,051	8,087,619	6
Total liabilities	102,913,130	107,010,147	-4
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common	14,478,194	14,981,604	-3
Total shareholders' equity	15,709,694	16,213,104	-3
Total liabilities and shareholders' equity	$118,622,824	123,223,251	-4%

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	March 31,	December 31,	September 30,	June 30,	March 31,
Dollars in thousands	2018	2017	2017	2017	2017
ASSETS
Cash and due from banks	$1,291,664	1,420,888	1,368,252	1,344,478	1,286,962
Interest-bearing deposits at banks	6,135,434	5,078,903	6,306,484	5,023,829	6,945,149
Federal funds sold	1,000	—	—	1,000	—
Trading account	141,134	132,909	170,516	174,646	174,854
Investment securities	14,066,564	14,664,525	15,073,926	15,816,060	15,968,415
Loans and leases:
Commercial, financial, etc.	21,697,522	21,742,651	21,743,251	22,191,051	22,295,376
Real estate - commercial	33,753,506	33,366,373	32,914,288	33,348,991	33,071,654
Real estate - consumer	18,960,946	19,613,344	20,265,162	20,960,171	21,724,491
Consumer	13,298,775	13,266,615	13,002,433	12,580,342	12,221,481
Total loans and leases, net of unearned discount	87,710,749	87,988,983	87,925,134	89,080,555	89,313,002
Less: allowance for credit losses	1,019,671	1,017,198	1,013,326	1,008,225	1,001,430
Net loans and leases	86,691,078	86,971,785	86,911,808	88,072,330	88,311,572
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	64,957	71,589	78,614	86,422	94,535
Other assets	5,637,881	5,659,776	5,899,092	5,784,690	5,848,652
Total assets	$118,622,824	118,593,487	120,401,804	120,896,567	123,223,251

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,817,516	33,975,180	33,111,246	32,366,426	34,279,591
Interest-bearing deposits	58,851,050	58,278,970	60,170,133	60,978,895	62,570,167
Deposits at Cayman Islands office	278,064	177,996	232,014	195,617	192,763
Total deposits	90,946,630	92,432,146	93,513,393	93,540,938	97,042,521
Short-term borrowings	1,626,129	175,099	200,768	1,695,453	185,102
Accrued interest and other liabilities	1,749,320	1,593,993	1,791,946	1,727,059	1,694,905
Long-term borrowings	8,591,051	8,141,430	8,577,645	7,649,580	8,087,619
Total liabilities	102,913,130	102,342,668	104,083,752	104,613,030	107,010,147
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common	14,478,194	15,019,319	15,086,552	15,052,037	14,981,604
Total shareholders' equity	15,709,694	16,250,819	16,318,052	16,283,537	16,213,104
Total liabilities and shareholders' equity	$118,622,824	118,593,487	120,401,804	120,896,567	123,223,251

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance
	March 31,		March 31,		December 31,		March 31, 2018 from
Dollars in millions	2018		2017		2017		March 31,	December 31,
	Balance	Rate	Balance	Rate	Balance	Rate	2017	2017
ASSETS
Interest-bearing deposits at banks	$4,941	1.53%	6,152	.80%	6,680	1.31%	-20%	-26%
Federal funds sold	3	1.85	—	—	—	—	—	—
Trading account	54	3.00	60	2.20	87	1.31	-10	-38
Investment securities	14,467	2.33	15,999	2.43	14,808	2.30	-10	-2
Loans and leases, net of unearned discount
Commercial, financial, etc.	21,547	4.28	22,290	3.66	21,562	4.06	-3	—
Real estate - commercial	33,652	4.73	33,175	4.18	33,138	4.61	1	2
Real estate - consumer	19,274	4.06	22,179	3.92	19,974	4.03	-13	-4
Consumer	13,293	5.00	12,153	4.68	13,163	4.91	9	1
Total loans and leases, net	87,766	4.55	89,797	4.09	87,837	4.40	-2	—
Total earning assets	107,231	4.11	112,008	3.67	109,412	3.93	-4	-2
Goodwill	4,593		4,593		4,593		—	—
Core deposit and other intangible assets	68		98		75		-31	-9
Other assets	5,792		6,279		6,146		-8	-6
Total assets	$117,684		122,978		120,226		-4%	-2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$52,504	.31	53,260	.20	53,436	.29	-1%	-2%
Time deposits	6,320	.70	9,561	.81	6,888	.70	-34	-8
Deposits at Cayman Islands office	248	.62	192	.56	215	.61	29	15
Total interest-bearing deposits	59,072	.36	63,013	.29	60,539	.34	-6	-2
Short-term borrowings	280	1.28	184	.48	178	.81	52	58
Long-term borrowings	8,606	2.54	8,423	2.25	8,464	2.37	2	2
Total interest-bearing liabilities	67,958	.64	71,620	.52	69,181	.59	-5	-2
Noninterest-bearing deposits	32,047		33,287		32,930		-4	-3
Other liabilities	1,620		1,748		1,844		-7	-12
Total liabilities	101,625		106,655		103,955		-5	-2
Shareholders' equity	16,059		16,323		16,271		-2	-1
Total liabilities and shareholders' equity	$117,684		122,978		120,226		-4%	-2%

Net interest spread		3.47		3.15		3.34
Contribution of interest-free funds		.24		.19		.22
Net interest margin		3.71%		3.34%		3.56%

14-14-14-14-14

M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended
	March 31
	2018	2017
Income statement data
In thousands, except per share
Net income
Net income	$352,610	348,927
Amortization of core deposit and other intangible assets (1)	4,888	5,108
Net operating income	$357,498	354,035

Earnings per common share
Diluted earnings per common share	$2.23	2.12
Amortization of core deposit and other intangible assets (1)	.03	.03
Diluted net operating earnings per common share	$2.26	2.15

Other expense
Other expense	$933,344	787,852
Amortization of core deposit and other intangible assets	(6,632)	(8,420)
Noninterest operating expense	$926,712	779,432

Efficiency ratio
Noninterest operating expense (numerator)	$926,712	779,432
Taxable-equivalent net interest income	980,326	922,259
Other income	458,696	446,845
Less: Gain (loss) on bank investment securities	(9,431)	—
Denominator	$1,448,453	1,369,104
Efficiency ratio	63.98%	56.93%
Balance sheet data
In millions
Average assets
Average assets	$117,684	122,978
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(68)	(98)
Deferred taxes	18	39
Average tangible assets	$113,041	118,326
Average common equity
Average total equity	$16,059	16,323
Preferred stock	(1,232)	(1,232)
Average common equity	14,827	15,091
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(68)	(98)
Deferred taxes	18	39
Average tangible common equity	$10,184	10,439

At end of quarter
Total assets
Total assets	$118,623	123,223
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(65)	(95)
Deferred taxes	17	38
Total tangible assets	$113,982	118,573
Total common equity
Total equity	$15,710	16,213
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,475	14,978
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(65)	(95)
Deferred taxes	17	38
Total tangible common equity	$9,834	10,328

(1)	After any related tax effect.

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Income statement data
In thousands, except per share
Net income
Net income	$352,610	322,403	355,923	381,053	348,927
Amortization of core deposit and other intangible assets (1)	4,888	4,261	4,735	4,921	5,108
Net operating income	$357,498	326,664	360,658	385,974	354,035

Earnings per common share
Diluted earnings per common share	$2.23	2.01	2.21	2.35	2.12
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.03
Diluted net operating earnings per common share	$2.26	2.04	2.24	2.38	2.15

Other expense
Other expense	$933,344	795,813	806,025	750,635	787,852
Amortization of core deposit and other intangible assets	(6,632)	(7,025)	(7,808)	(8,113)	(8,420)
Noninterest operating expense	$926,712	788,788	798,217	742,522	779,432

Efficiency ratio
Noninterest operating expense (numerator)	$926,712	788,788	798,217	742,522	779,432
Taxable-equivalent net interest income	980,326	980,457	965,962	946,936	922,259
Other income	458,696	484,053	459,429	460,816	446,845
Less: Gain (loss) on bank investment securities	(9,431)	21,296	—	(17)	—
Denominator	$1,448,453	1,443,214	1,425,391	1,407,769	1,369,104
Efficiency ratio	63.98%	54.65%	56.00%	52.74%	56.93%

Balance sheet data
In millions
Average assets
Average assets	$117,684	120,226	119,515	120,765	122,978
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(68)	(75)	(82)	(90)	(98)
Deferred taxes	18	26	32	35	39
Average tangible assets	$113,041	115,584	114,872	116,117	118,326

Average common equity
Average total equity	$16,059	16,271	16,301	16,285	16,323
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,827	15,039	15,069	15,053	15,091
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(68)	(75)	(82)	(90)	(98)
Deferred taxes	18	26	32	35	39
Average tangible common equity	$10,184	10,397	10,426	10,405	10,439

At end of quarter
Total assets
Total assets	$118,623	118,593	120,402	120,897	123,223
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(65)	(72)	(79)	(86)	(95)
Deferred taxes	17	19	31	33	38
Total tangible assets	$113,982	113,947	115,761	116,251	118,573

Total common equity
Total equity	$15,710	16,251	16,318	16,284	16,213
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,475	15,016	15,083	15,049	14,978
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(65)	(72)	(79)	(86)	(95)
Deferred taxes	17	19	31	33	38
Total tangible common equity	$9,834	10,370	10,442	10,403	10,328

(1)	After any related tax effect.

###